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                                                                   EXHIBIT 10.28



                        SUMMARY OF EMPLOYMENT AGREEMENT
                             DATED DECEMBER 9, 1993
                                    BETWEEN
                         CAPSTEAD MORTGAGE CORPORATION
                                      AND
                             CHRISTOPHER T. GILSON
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                                                             EXHIBIT 10.28



                        SUMMARY OF EMPLOYMENT AGREEMENT
                             DATED DECEMBER 9, 1993
                                    BETWEEN
                         CAPSTEAD MORTGAGE CORPORATION
                                      AND
                             CHRISTOPHER T. GILSON



Mr. Gilson has an employment agreement for the duration of his employment with the Company. Mr. Gilson is entitled to receive the agreed to base salary (plus any merit increases) and incentive compensation as approved by the Compensation Committee. In the event of involuntary termination of employment, Mr. Gilson will be entitled to lump-sum severance pay equal to his base salary at the time of termination plus the average of his last two year's incentive compensation.